Exhibit 99.1
Brush Engineered Materials Inc. Profile Publicly traded since 1956: NYSE-listed since 1972 Founded 1931 as Brush Beryllium Company, recently celebrated 75th anniversary Building off earlier pioneering technical work at Brush Laboratories Initial scope was development of commercial markets With onset of WW II and post war period, significant growth in defense and eventually, aerospace applications Mid-70s: major expansion of new commercial markets Today, commercial markets represent 90% + of revenues

A leading manufacturer of high performance engineered materials - a materials technology company Operations, service centers and major office locations in North America, Europe and Asia Serving long-term growth oriented global markets: Telecommunications and computers Magnetic and optical data storage Aerospace and defense Automotive electronics Industrial components Appliance Medical Brush Engineered Materials Inc. Profile

Global Leader in High Performance Engineered Materials Note: 2005 revenues were $541.3 million Handsets PDAs DVDs 2005 Revenue by Segment 2005 Revenue by Market Applications Routers Servers Connectors Plastic Molds X-Ray Windows Shielding Bushings Bearings Notebook Computers Lasers Switches Fine Wire Relays Thin Film Circuits Microelectronics Group Metal Systems Group Other Telecommunications Automotive Magnetic and Data Storage Industrial Components Aeorspace & Defense Appliance 0.1 0.39 0.1 0.12 0.09 0.11 0.09 Other Telecommunications & Computer Industrial Components Magnetic & Data Storage Automotive Aerospace & Defense Appliance Metal Systems Group Microelectronics Group 0.57 0.43

Global Leader in High Performance Engineered Materials Note: 2005 revenues were $541.3 million Handsets PDAs DVDs 2006 Revenue by Segment 2006 Revenue by Market Applications Routers Servers Connectors Plastic Molds X-Ray Windows Shielding Bushings Bearings Notebook Computers Lasers Switches Fine Wire Relays Thin Film Circuits Microelectronics Group Metal Systems Group Other Appliance Automotive Computer Aerospace/Defense Industrial process Magnetic&Optical Data Storage 0.13 0.06 0.11 0.41 0.09 0.09 0.11 Magnetic & Optical Data Storage Computer Metal Systems Group Microelectronics Group 0.57 0.43 Industrial Process Aerospace/Defense Automotive Other Appliance

BEM Materials are found in a wide range of critical and demanding applications requiring: - Strength - Reliability - Thermal & electrical - Miniaturization conductivity - Weight reduction - Corrosion resistance - Reflectivity Brush Engineered Materials Inc. "Advancing the World's Technologies"

Brush Engineered Materials Inc. End Uses Magnetic & Optical Data Storage Industrial products Life enhancing devices Cellular phones and other wireless communications Notebook and network computers Electronic components in cars and trucks

Investment Highlights and Strengths Global Leader in High Performance Engineered Materials Unique Status as Fully Integrated Provider of Beryllium-Containing Products Broad Metallurgical Capabilities in Precious and Non-precious Metals Global Sales and Distribution Network Sales Based on End User Specifications Strong Value Proposition in Served Markets Strategic Customer Relationships Significant Technical Capabilities Positive Long-term Market Trends Strong Growth in New Products High Barriers to Entry Capacity to Support Profitable Market Growth Strong Balance Sheet

Microelectronics Williams Advanced Materials Inc. Electronic Products Metal Systems Alloy Products Technical Materials, Inc. Beryllium Products Brush Resources Inc. Brush Engineered Materials Inc. Organized into Two Separate Reportable Segments

Microelectronics Group - YTD Q2-2006 Sales: $171.9 million $158.3 million; 45% Precious metal and specialty alloys for high reliability applications Products include precious and non-precious metal vapor deposition targets, frame lid assemblies, clad and precious metal preforms, high-temperature braze materials and ultra fine wire Industries served include magnetic and optical data storage, semi-conductor, performance film, wireless/photonics and precision optics $13.6 million; 4% Products include beryllia ceramic materials, electronic packaging and thick-film circuitry Products designed to meet exacting performance requirements of target customers Industries served include wireless telecommunications, medical laser, aerospace, defense and automotive Williams Advanced Materials (WAM) Electronic Products

Metal Systems Group - YTD Q2-2006 Sales: $182.9 million $35.9 million; 10% Engineered material systems, including clad, plated and electron beam welded metals used in demanding connector applications Combines precious and non-precious metals in strip form for use in complex electrical components for telecommunications systems, computers and automotive electronics $129.3 million; 36% Copper and nickel-based alloy materials, most of which incorporate beryllium Strip products are used in electronic connectors including PDA's, wireless communications equipment, notebook and network computers and automotive electronics that require high strength, formability and electrical conductivity Bulk products are rod, bar, tube and plate products for heavy equipment and aerospace bushings and bearings, oil & gas components and plastic mold materials where strength, corrosion and wear resistance, thermal conductivity and lubricity are critical performance requirements Technical Materials, Inc. (TMI) Alloy Products

Metal Systems Group - YTD Q2-2006 Sales: $182.9 million $17.7 million; 5% Pure beryllium and aluminum-beryllium composites for high-performance applications, principally for medical, space and defense applications where stiffness, strength, lightweight, dimensional stability, reflectivity and x-ray/nuclear properties are critical. $0 million; 0% Brush Resources sells beryllium hydroxide produced through its Utah operations to outside customers and to businesses within the Metal Systems Group. Beryllium Products Brush Resources Continued

Fully Integrated Beryllium Producer Beryllium and beryllium alloys are critical to many high performance applications Strong Lightweight Good formability Operate the only active bertrandite ore mine in the developed world 7,500 acres in Juab County, Utah Approximately 100 years of proven reserves Bertrandite Ore Mining & Extraction High reliability Thermal and electrical conductivity Corrosion and wear resistant Delta, UT Casting, Rolling & Finishing Elmore, OH Thin Gauge Rolling & Finishing Reading, PA Service & Distribution Centers Global Network

Global Sales and Distribution Network Operations in the U.S. and ten foreign locations Recent expansion to Taiwan, China and Korea International sales for YTD Q2 were 33% ?-------------- Asia / Pacific ------------? ? ---------------- Europe -------------- ? ? - Exports from USA -? Singapore Japan Hong Kong UK Germany Philippines Taiwan China Ireland Korea

Corporate Structure

Key Financial Statistics (1) Includes in 2002, synthetic lease $in millions

In 2001, the computer and telecom market decline drove sales back to mid-90's levels In 2003, growth began to return to historical rates In 2004 and 2005 growth accelerated 92 93 94 95 96 97 98 99 0 1 2 3 4 5 Sales 265 295 346 370 376 434 410 456 564 473 373 401 495 541 % Growth 0.11 0.17 0.07 0.02 0.15 -0.05 0.11 0.24 -0.16 -0.21 0.05 Historic Growth Rates 1992 - 1997 10.4% 1992 - 1999 8.2% Computer & Telecom market decline Year Returning to Historical Growth Rates

The decline in the telecom/computer market resulted in a 50% drop in the market segment's revenue comparing 2003 to 2000. Since 2004, this market continues to grow. $ in millions Change 2000 2003 2004 2005 04-05 Telecom/Computer $277 $139 $206 213 $7 Automotive 62 53 59 53 (6) Industrial 62 42 43 51 8 Magnetic and Optical Data Storage 56 53 52 67 15 Defense/Aerospace 34 37 49 58 9 Appliance 19 27 33 46 13 All Other 54 50 55 53 (2) $564 $401 $497 $541 $44

The 2nd quarter 2006 was the fourteenth consecutive quarter where sales were higher than the comparable quarter of the prior year. Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 143.9 147.2 145.5 128.2 106.2 92.4 89.6 100.8 93.5 89.6 99.5 101.8 94.2 105.6 125.9 128.6 125.8 116 130.4 134.7 135.6 140.6 167.7 187.1 2000 2001 2002 2003 2005 2004 2006

Positive Market Trends Electronic component manufacturers are being driven by end user demands to produce products that are smaller, lighter and faster Increased electronic component performance characteristics require materials that have enhanced mechanical, electrical and thermal properties Growing opportunity for thin film physical vapor deposition (PVD) products in the LCD, data storage and semiconductor markets Spending and conditions in the telecommunications and computer market have improved Conditions have improved in the oil and gas, undersea, aerospace and heavy equipment markets. Brush has generated year-over-year sales growth in fourteen consecutive quarters

Capacity to Support Profitable Market Growth Operating with significant available excess capacity $140 million invested between 1996 and 2000 Alloy Products capacity utilization is currently at 50% Significant productivity gains in recent years Well-positioned to support rapid sales growth without significant incremental cash investment

Financial and Operational Initiatives Expanding and diversifying the revenue base New products New applications Improving margins through increased operating efficiency Six Sigma and Lean Manufacturing Controlling overhead costs Maintaining a strong balance sheet Positioning for global market growth Improve quality, cost, speed and service Our on-going performance improvement initiatives are focused on five key areas New markets New geographies

Expand and Diversify Revenue Base New Products Alloy 390 - Telecom & Datacom PM Plated Strip - Telecom & Auto Toughmet - Bushings & Bearings MoldMax XL - Plastic Molds Welded Tube - Oil & Gas Silver DVD Alloy (Silx) - DVD Visi-Lid - Telecom & Military New End Use Markets Alloy Heavy Equipment Pumps, Valves, Fittings Oil & Gas Safety Components WAM Semiconductors Data Storage Magnetic Media Thin Film Transistor/Liquid Crystal Display New High-Growth Regions Singapore Taiwan Hong Kong Korea China BEM continues to aggressively work to broaden its base with initiatives targeted at new products, new end use markets and new high-growth regions

Improving Margins Through Increased Operating Efficiency Increased pounds sold per employee 18% Increased pounds shipped 50% Reduced inventory1 41% Improved yields 12% Reduced manufacturing overhead 20% Improved safety performance 43% Reduced unplanned equipment downtime 35% 1days of sales on hand Lean Manufacturing and Six Sigma initiatives enabled Brush's Alloy Products business to improve operational efficiency and reduce costs from 2002 to 2005

Reduce Debt Obligations A significant reduction in debt obligations has occurred. ($ in millions) YTD Q2 2000 2004 2005 2006 Balance Sheet Debt & AEP Lease $128.4 $ 72.5 $57.2 $79.3 **Off-balance Sheet Leases 17.9 13.1 11.8 10.8 Total $146.3 $85.6 $69.0 90.1 Debt to Debt Plus Equity 36% 26% 21% 25% *2000 Balance Sheet debt includes major equipment lease **Note - Excludes precious metal consignment and leases of: $51.0 $17.1 $43.7 $52.6 *

Historical Gross Margins 2000 2001 2002 2003 2004 2005 2006 YTD* Margin% 0.21 0.14 0.13 0.18 0.22 0.2 0.21 Sales 564 473 373 401 496 541 700 $564 21% $473 14% $373 13% $401 $496 18% Sales ($M) Margin % 22% $541 Growth % +24% -16% -21% +8% +24% +9% +28%-31% 20% 21% $700 *Annual estimated revenue of $690-$710 million

Segment Sales Review 2002 2003 $ % $ % Microelectronics $139.2 37% $157.3 39% WAM 109.1 29% 127.8 32% Electronic Products 30.1 8% 29.5 7% Metal Systems $233.6 63% $243.7 61% Alloy 151.9 41% 162.3 40% TMI 44.4 12% 41.9 11% Beryllium Products 31.6 8% 35.2 9% Brush Resources* 5.7 2% 4.3 1% TOTAL $372.8 100% $401.0 100% $ in millions *Effective 1/1/05 Brush Resources Inc. is included in Metal Systems Group. Prior years have been restated to reflect this change.

Segment Sales Review YTD 2004 2005 Q2-2006 $ % $ % $ % Microelectronics 195.6 39% 235.0 43% 171.9 49% WAM 165.7 33% 209.6 38% 158.3 45% Electronic Products 29.9 6% 25.4 5% 13.6 4% Metal Systems $300.7 61% $306.3 57% $182.9 51% Alloy 202.9 41% 208.2 39% 129.3 36% TMI 53.6 11% 49.9 9% 35.9 10% Beryllium Products 39.5 8% 42.6 8% 17.7 5% Brush Resources* 4.7 1% 5.6 1% 0 0% TOTAL $496.3 100% $541.3 100% $354.8 100% $ in millions *Effective 1/1/05 Brush Resources Inc. is included in Metal Systems Group. Prior years have been restated to reflect this change.

Segment Earnings 2002 - 2006 YTD Q2 2002 2003 2004 2005 2006 Microelectronics 3.8 12.6 18.5 19.0 17.9 Metal Systems $(34.8) $(16.0) $4.5 $6.3 $4.6 Other 8.2 (5.5) 2.0 (5.8) (2.4) Total Operating Profit $(22.8) $(8.9) $25.0 $19.5 $20.1 $ in millions

What We Do Williams Advanced Materials develops, manufactures and markets materials and services of unique value for the Data Storage, Wireless/Photonics, Semiconductor, Optics, Hybrid Microelectronics and Performance Coating industries. We also support emerging technologies such as TFT/LCD, MRAM and Nanotechnology. Williams products are primarily based on specialty metal products used in high reliability and performance applications.

Sales History 1990 1994 1999 2004 2005 2006 Q2 East 38 72 110 168 218 $158.3M

Revenue by Market 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 20.4 27.4 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 2004 2006 DVD Traditional Micro. Magnetic Data Storage Semiconductor Wireless and Photonics Other 5500 13900 13300 2600 13400 11300 DVD Traditional Micro. Magnetic and Data Storage Semiconductor Wireless and Photonics Other 1800 16000 21000 6000 19000 7100

International/Domestic Revenue 2006 Intl. U.S. 25 75 Williams Advanced Materials Inc.

WAM Corporate Thin Film Products Electronic Packaging Products Business Structure Today and Evolving Thin Film Services Fab Services Specialty Inorganic Materials

WAM Headquarters Buffalo, NY USA - Manufacturing Facility 100,000 Sq. Ft. overall, 6,500 Sq. Ft. of cleanroom, state-of-the-art machining/ milling/rolling/stamping/ cladding centers, target bonding, hydrostatic wire extrusion, high purity refining/recycling, metals casting, automated plating, full analytical capabilities, product Research & Development.

Specialty Alloys Operations Wheatfield, NY USA- Williams Specialty Alloys 30,000 Sq. Ft. with volume vacuum casting, rolling, annealing, powder atomizing and machining. 10 acres for expansion.

Williams Thin Film Products Operations Brewster, NY USA - 35,000 Sq. Ft. with vacuum melting, hot-pressing, milling, hot & cold rolling automated machining and target bonding capabilities. Acreage to more than double our facility as needed.

Far East Operations Singapore - WAM Far East Pte. Ltd. Target bonding, bonding wire production, Combo-Lids(r). assembly Taoyuan County, Taiwan - WAM Taiwan Target bonding, evaporation materials & bonding wire. Subic Bay, Philippines Combo-Lids(r), low-cost lids and preform - assembly, inspection and packaging.

Limerick, Ireland - OMC Scientific, Ltd. Subsidiary of WAM Provides precision parts cleaning and reconditioning services for film Physical Vapor Deposition (PVD) customers in Europe. Unique technology applied to opportunities in North America and Asia. Efforts focused in the semiconductor, magnetic media and other technology based markets. European Operation

Thin Film Technology (TFT) Buellton, CA Subsidiary of WAM Thin film coating and substrate patterning. Visi-Lid(tm) supply chain management. Capabilities: Electron Beam Evaporation, DC/RF Magnetron Sputtering, Photolithography (Substrate Patterning), Dicing, Tooling design, In House Machine shop

CERAC Milwaukee, WI Subsidiary of WAM Physical Vapor Deposition (PVD) materials for opthalmic, optic and performance applications. Specialty Inorganic Materials Unique technologies in chemical and powder processing

Target Bonding Centers Localized debonding/ bonding of PVD targets to backing plates: Buffalo, NY Brewster, NY Santa Clara, CA Limerick, Ireland Singapore Taiwan

Global Service and Support Regional Offices (Sales and Applications Engineering support) Buffalo, NY Tokyo, Japan Brewster, NY Taoyuan, Taiwan Boston, MA Singapore Tucson, AZ Manila, Philippines Santa Clara, CA London, England Buellton, CA Seoul, Korea Milwaukee, WI Limerick, Ireland Worldwide Representatives Florida Italy France India China Germany Sweden Israel

Product Mix Thin Film Products Packaging Materials 62 38

Thin Film Products PVD Materials Precious Metal Target Materials Non-Precious Metal, Cermets, Ceramics Vacuum Induction Melting Hot Pressing Hot Isostatic Pressing EVAPro(tm) Evaporation Materials Localized Target Bonding Chamber Services Shield Cleaning and conditioning PM Refining and Upgrading Logistics Support Buffalo Brewster Milwaukee Wheatfield Singapore WAM Taiwan Santa Clara Ireland

End Product Examples Utilizing Thin Film Deposition Materials

Packaging Materials FLA/Combo-Lid(r) Seam Seal/Microlid(tm) Preforms Clad Materials Braze Materials Ni Alloys Dental Coating, patterning and Visi-Lid(tm) (TFT) Packages (Zentrix) Buffalo Singapore Wheatfield Buellton WAM Taiwan WAM Philippines

New Product and Technology Development Visi-Lid(tm) - A transparent lid for Photonics applications Semiconductor Target designs and enhancements for wafer fabrication Silver Alloys for HD-DVD and Blue Ray Disc manufacturing UBM Grade(tm) materials for Flip Chip applications Expanded refining/chamber services supporting the thin film materials business TFT-LCD services Magnetic Media materials Nanotechnology Materials

Key Markets - Wireless and Photonics Thin Film and Packaging materials for varied wireless and photonic applications including RF Power Amplifiers, HBT's, SAW Devices, Light Emitting Diodes (LEDs), Laser Recorders and Micro Electro Mechanical Systems (MEMS)

Key Markets - Semiconductor Wafer Fabrication Thin film materials and chamber services for silicon wafer and UBM (Under Bump Metallization) technologies. Numerous commercial and military microelectronic applications.

Key Markets - Semiconductor Packaging High reliability semiconductor packaging materials. Applications focused in space, military and satellite market segments.

Thin film materials for both the read/write head and disc platter. Chamber Services complement materials offering. Applications growing into many commercial and mobile electronic products. Key Markets - Magnetic Head and Media

Customer Service Value "Packaging" Niche Exploitation Flexible Manufacturing Cost Model Product Breadth Global Presence Reputation Distinctive Competencies Wireless/Photonics Semiconductor Fab Magnetic Media Optical Media High Temp. Joining Semiconductor Pck. Magnetic Head Memory TFT/LCD Nanotechnology

New Platforms by Market New Thin Film Materials and Designs for: Magnetic Media Semiconductor Wafer Fabrication Under Bump Metallization (UBM) for Flip Chip Wireless and Photonics

Our focus is on materials, circuitry, subassemblies and packaging for the wireless and fiber-optic telecom market, military, medical and automotive applications Signal amplifiers transmit signals through air (wireless) or optical fiber media by boosting signal strength while maintaining integrity. Thermal management and reliability properties are of paramount importance. Signal amplifiers are critical active components located in base stations for wireless (cellular) and in regenerator stations along fiber-optic (Internet) links.

Our Overall Strategy Vertically integrate materials to subsystem assembly, providing customized solutions Meet the Customer's needs Materials or subassemblies Fast Flexible Manufacturing Systems Responsive to market needs

Revenue by Market 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 20.4 27.4 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 2005 YTD 2Q 2006 Telecom and computer Automotive Aerospace & Defense Other Medical 0.36 0.0768 0.24 0.1509 0.17 Telecom and computer Automotive Aerospace & Defense Other Medical 0.3082 0.0942 0.3204 0.1183 0.1589

International/Domestic Revenue 2006 Intl. U.S. 0.326 0.674 Electronic Products

Business Groups Packaging Electronic Packaging Products Circuitry Circuits Processing Technology Materials Brush Ceramic Products

Electronic Packaging Products Located in Newburyport, Massachusetts Products RF Power Packages for base stations in cellular phone & wireless data networks, for cellular handsets, for military radar applications and for digital TV Automotive Components for ignition systems in cars and trucks Power Circuit Assemblies for DC motor controls

Circuits Processing Technology (CPT) Located in Oceanside, California Products High Frequency Military and Aerospace Circuitry used in military radar and missile guidance High Frequency Wireless circuitry for satellite communications, flight hardware and other telecom applications Fiber Optic Package components for amplifiers in fiber optic networks Medical equipment and implant circuitry

Brush Ceramic Products Located in Tucson, Arizona Products Ceramic substrates used in commercial and military packaging applications Ceramic laser bores for gas lasers used in medical and industrial applications Machined ceramic components used in military, oil and gas, semiconductor and microwave applications

New Products & Platforms by Market Electronic Products BW 1000 Substrate sales started this year E-materials Packaging applications Luxtel reflectors - development program in final stages. High-strength metallization for military applications High Conductivity ceramic packages Licensed plastic ACP technology from RJR Polymers

Brush Wellman Inc. Alloy Vision Brush Wellman Inc. is the leading supplier of High Performance Copper Alloys worldwide, providing manufacturing excellence in the form of high reliability products and services to satisfy our customers' most demanding applications. We provide these services in a culture of local support and global teamwork.

Safely and reliably provide the highest quality, innovative products and services, fast and on-time to all customers, when they want them at the lowest possible cost. Brush Wellman Inc. Alloy Mission

Alloy Products Operations Strategy-Lean Sigma Safety practices to provide an injury and illness free workplace Lean Manufacturing to reduce cycle times, further increase capacity, and provide industry leading service to our customers Six Sigma to provide industry leading product quality and to reduce costs Supply Chain Management to provide exactly what is needed, when it's needed, to where it's needed in exactly the right quantity Total Productive Maintenance to provide industry leading equipment reliability

Sales Based on End User Specifications Component Fabrication Component Manufacturing Sourcing Demand Generator Distribution Sales Marketing Brush Wellman Inc. Specifications Products

Brush Wellman Inc. Alloy Products Product families: Strip products include thin gauge precision strip and thin diameter rod and wire. These products provide a combination of high strength, formability and electrical conductivity for connectors, contacts, switches, relays and shielding used in PDAs, wireless communications equipment, notebook and network computers and automotive electronics Bulk products include rod, bar, tube and plate. These products are known for superior strength, corrosion and wear resistance, thermal conductivity and lubricity. Applications include bearings and bushings for aerospace and heavy equipment, welding rods, oil & gas drilling components, plastic mold tooling and telecommunications housing equipment Strip Bulk East 90694000 41952000 The largest business within the Metal Systems Group, Alloy Products represents $129 million, or 69% of the Metal Systems Group (1st Half 2006 data) Manufactures and sells copper and nickel based alloy systems metallurgically tailored to meet customers' specific performance requirements

Appliance Automotive Computer & Telecom Aerospace & Defense Industrial Process Other 9900000 8100000 24600000 6200000 13700000 Alloy Products Revenue by Market First Half 2006

Strip Alloy Applications (strength, conductivity, spring characteristics) Automotive electronics Air Bag Sensors Pressure Responsive Devices Fire Extinguisher Sprinkler Heads Shielding Current Carrying Springs and Relays Integrated Circuit Sockets Electrical and Electronic Connectors in PDAs, wireless communications equipment and notebook and network computers

Strip Products - Strategy Maintain focus on major end-use markets Computer Telecommunications (mobile & Infrastructure) Automotive Appliance Military Medical Defend leadership in traditional alloy strip, rod & wire Reduce total cost of manufacture to allow penetration of mid-range alloy applications Enhance product properties to provide additional value to customers Introduce new alloys to meet needs of targeted market opportunities Geographic Growth

Strip Products Strong Value Proposition

Copper-beryllium alloys, while premium priced, provide best-in-class performance

Competitive Alloy Comparison



High
Traditional Copper-Beryllium Alloys
390
BF 47
Brush 60
Alloy 174
CuNiSi
HS Phos Bronze
Phos Bronze
Brass
Low
Performance Parameter (Formability, Conductivity, Stress Relax)
$ per Pound

Brush Value Proposition

- Unique, high-performance materials
- Technical design capabilities
- Outstanding service center network
- Global marketing, sales and distribution

Note: Blue denotes Brush Engineered Materials' alloys; beige represents competitive materials.

BRUSH WELLMAN ALLOY PRODUCTS

Bulk Alloy Applications (strength, corrosion resistance, non-galling, conductivity) Aircraft Bushings Heavy Equipment Bearing and Wear Applications Oilfield well drilling, completion and production equipment Plastic Injection & Blow Molds Power Generation Tooling for Metalworking Undersea/Marine Housings for Telecom & Instrumentation Welding Electrodes & Dies

Bulk Products - Strategy Maintain focus on traditional end-use markets Aerospace Oil & Gas Plastics Power Generation Resistance Welding Undersea Introduce new alloys or product forms to meet needs of targeted market opportunities Focus on new non-traditional growth markets Bearings, Condensers, Heat Exchangers, Heavy Equipment & Mining, Marine, Offshore & Downhole power cables, Oil & Gas well completions, and Pumps Geographic Growth Expand commercial operations in Asia Pacific, improve customer awareness and distribution

MoldMAX(r) Alloys for the Plastics Industry Value Proposition Provides molders with 20-40% increase in productivity Capital avoidance due to increased productivity Enables improved quality of molded parts ROI < 3 months Technical advantages Hardness of steel with the thermal conductivity of copper Fast machining rates High polishability Brush Wellman engineers use infrared imaging at the customers facility to pinpoint where MoldMAX(r) will provide the maximum benefit.

Lorain Casting Facility Spinodal and EquacastTM Technology-Winning! Strength and hardness found in CuBe products Thermal conductivity The value proposition differentiates: Corrosion resistance Superb tribological properties (low friction, excellent wear resistance) adding value in reliability, uptime, and maintenance savings Machinability and design simplicity adding cost benefits to offset increased material costs Casting capability including size, shapes, tubes and quality No EH&S issues Lorain Technology: Expanding Brush Wellman's market and application reach Developing applications in markets where we are strong: Drilling Equipment, Aircraft Parts, Mold Tooling High performance copper based engineered materials: Developing markets/applications where technology is strong: Oil Well Completion Equipment, Mining, Heavy Equipment, Drivetrain Components, Hydraulic Systems, Engine Bearings, Semiconductor Fabrication

ToughMet(r) Outlasts Conventional Bearing Materials in 300-ton Mining Truck Steering Test 0 10 20 30 40 50 60 70 80 90 100 110 120 130 140 150 160 170 180 190 200 Hardened Steel 0 0.009 0.013 0.0375 Aluminum Bronze 0 0.0075 0.009 0.01 0.011 0.011 0.0125 0.015 0.016 0.019 0.02 0.022 0.025 0.0275 0.03 0.0325 0.035 0.0365 0.038 0.0405 0.0425 ToughMet 3 0 0 0 0 0 0 0 0 0 0 0.0005 0.001 0.0015 0.002 0.0026 0.0032 0.0038 0.004 0.0046 0.0051 0.006 Simulated Steering Wheel Turns (x1,000) Surface Wear (inches) Using identical bearing designs, this tests proved the average wear rate of steel was 90x greater than ToughMet 3, and the average wear rate of Aluminum Bronze was 7x greater than ToughMet 3.

ToughMet Bushings Protect Steel Mating Parts.
Example: Lubrication failure on bulldozer undercarriage

Steel pin protected by ToughMet bushing



Left side pin after 500 running hours against ToughMet 3 CX105 bushing.

Steel pin damaged by steel bushing



Right side pin after 500 running hours against hardened steel (HRC 50) bushing.

Pin hardness = HRC60.

BRUSH WELLMAN ALLOY PRODUCTS

ToughMet(r) Industrial Components Results:

Significantly Higher Durability has been Confirmed for ToughMet(r)

Brush International, Inc. Brush International Inc. is a wholly owned subsidiary of Brush Engineered Materials Service centers in Germany, England, Japan and Singapore Representative offices in Korea, China and Taiwan Primary focus on the distribution of alloy products while providing local support to other Brush Engineered Materials' subsidiaries operating internationally Domestic International 0.48 0.52 International/Domestic Revenue First Half 2006

Singapore BW Technical / Marketing & BW Service Centers Tokyo / Fukaya Dongguang Hong Kong Reading, UK Stuttgart Taipei Shanghai Seoul Italy Spain/ Portugal BWS BWC BWT BWJ BWK S.E. Asia China Taiwan Japan Korea ASIA EUROPE EXPORT BWL BWG BWG BWG UK/ Ireland Germany Italy Spain BWI Export Brush International, Inc.

TMI - From a Customer Perspective WHAT TMI provides our customers the ability to demand varied performance (electrical, thermal, or mechanical) from a metal surface area or section. WHO We provide this "service" to the telecommunication, automotive, computer, semiconductor and other industries. HOW By offering various forms of strip metal products: clad metals, plated metals, electron beam welded, solder plated, reflowed or printed-on, milled and/or skived metal strip or various combinations of the above.

Sales Growth 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 Fcst. Sales 22.8 28 33.8 43 47 51.5 50.45 63 83.5 50 45 42.8 55.7 50.8 67 $ Millions

Our Major Markets Automotive Telecommunications Computer Jewelry Semiconductor Appliances Medical Aircraft Automotive Telecom Computer Misc. 40 20 25 15 Misc. 11% Telecom 13% Computer 27% Automotive 49%

International/Domestic Revenue 2006 Fcst. Intl. U.S. 10 88 Technical Materials Inc. International 10% Domestic 90%

Major Applications, New Products and Platforms 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 20.4 27.4 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Data Storage Energy Systems Medical Electronics Other Automotive 20 10 10 20 10 30

Our Major Applications Capacitors Coins and Tokens Connectors Contact Probes Fuses Leadframes Micro Motor Microwave Potentiometers Relays Sensors Solder Clips Switches Air Bag Sensor Leadframe Connectors

Electroplating Precious and non-precious metals Overall and selective stripe capabilities Combination with current TMI technologies

Stripe Plating Application Cellular Phone Battery Contact Base Material: BeCu Overall Ni plating Selective Au (one side) Selective SnPb (both sides) Base Material

Competitive Advantage Quality ISO 9001:2000 / ISO 14001 State-of-the-art equipment Vision Systems / PLC Systems for consistent quality Design Support Technical knowledge Engineering expertise Overall Capabilities Slitting and leveling Inlay / Electron-Beam Welding / Solder / Milling / Skiving / Plating Any combination of the above processes Large coil handling capability

Strategic Concept Total capability under one roof Make it easy for our customers to get what they need to satisfy their customers' requirements Make our customers competitive with reliable products Solve problems for our customers with engineered strip metal solutions Explore and develop new markets and geographic regions for manufacturing (China).

Growth in Electroplating Precious and non-precious metals Overall and selective stripe plating capabilities Combination with other TMI technologies Proprietary closed contact plating technology Building additional lines to further increase capacity

New Products & Platforms by Market Technical Materials Inc. Surgical devices Digital cameras & hi-res copier leadframes Micromotor components for consumer electronics Resistors and fuses for automotive applications Disk drive suspension materials Coatings for automotive

Summary From 1992-2000 TMI sales more than quadrupled. 2001 and 2003 proved to be extremely difficult years due to major served markets being severely depressed; however, TMI remained profitable all three years. 2004 sales improved only to be followed by a drop-off in 2005. In both years product mix impacted overall profitability. We have added major new technical capabilities using state-of-the-art equipment in precious metal electroplating to better serve worldwide customer demand (both technical & capacity). We are ISO 9001:2000 and ISO 14001 registered. We will add additional Plating technology and capacity to service market demand as required. We are making further inroads into new markets (disc drives) and other markets (consumer, medical, appliance, energy) in order to broaden our served market base and will have a much different served market profile by the year 2007.

Brush Wellman Beryllium Products Products Beryllium Metal - One of the lightest metals known - Family of vacuum hot and hot/cold isostatically pressed powder-derived metals AlBeMet? - Family of lightweight alloy composites - Extruded, rolled sheet and hot isostatically pressed powder-derived metals

Brush Wellman Beryllium Products Products - Cont. E-Materials - Family of low expansion, lightweight electronic packaging materials - Composites of beryllium metal and beryllium oxide Beryllium Oxide/ Chemicals - Ceramic-grade beryllium oxide powder - Specialty beryllium-containing chemicals

Brush Wellman Beryllium Products Facilities Elmore, Ohio Fremont, California

Key Product Attributes Be/AlBeMet(tm) Light Weight (Density) High Stiffness (Elastic Modulus) High Thermal Conductance/Capacity Low Thermal Expansion Be Transparent to X-Rays Neutron Reflector

Brush Wellman Beryllium Products Primary Competition...Alternative Materials Organic Composites (e.g. Carbon epoxy) Silicon carbide Metal Matrix Composites (e.g. Al - silicon carbide) Pyrolytic graphite Aluminum (high strength grades)

Major Defense/Aerospace Applications for Brush Wellman Beryllium Products Optics Optical substrate and support structure for visual and infrared target acquisition systems (fighter aircraft, helicopters, unmanned aerial vehicles, tanks), surveillance systems and astronomical telescopes. Satellites Structures and sensors for defense and commercial telecommuni- cations satellites. Electronics Electronic packaging for defense avionics, radar and electronic countermeasures systems for helicopters and fighter aircraft. Applications include circuit boards, covers and packages.

Major Commercial Applications for Brush Wellman Beryllium Products X-ray Windows Radiographic tube components for ? medical diagnostic (x-ray, mammography, CAT-scan), ? industrial and ? scientific equipment. Optical Scanners Mirrors for laser scanners used in reprographic and other high-performance laser applications. Motion control Structural components for high-precision semiconductor processing and industrial robotic equipment Acoustics High performance speaker components

Revenue by Market 2005 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 20.4 27.4 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Telecom/Computer Defense/Aerospace Industrial Componenst Medical Other 0.01 0.7 0.05 0.1 0.14 Telecom/Computer 1%

Revenue by Market 2nd Quarter 2006 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 20.4 27.4 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Telecom/Computer Defense/Aerospace Industrial Componenst Medical Other 0 0.57 0.1 0.22 0.11

International/Domestic Revenue 2006 Intl. U.S. 10 90 Beryllium Products International 10% Domestic 90%

Major Applications, New Products and Platforms Beryllium Products Product Market New AlBeMet Products Defense Fabricated Products Defense Acoustic Speakers High grade Be foil Medical x-ray

Beryllium Health and Safety Improved worker protection programs in place Rates of sensitization down among new workers Strong focus on regulations related to beryllium exposure Brush has continued to make progress on issues related to beryllium health and safety

Litigation Total Plaintiffs Total Cases Pending (including spouses) 12/31/03 15 33 12/31/04 12 56 07/01/05 16 61 12/31/05 13 54 06/30/06 14 56

Litigation In Q-2 2006, one case added over first quarter. No cases were settled or dismissed during the second quarter. Our caseload and number of plaintiffs will vary from quarter to quarter depending on new cases, additional plaintiffs, settlements, dismissals, amendments to complaints, etc. The Company believes it has substantial defenses in pending cases.